Exhibit 10.76

FOURTH AMENDMENT TO AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of October 19, 2017 (“Amendment Date”), by and among BLUEGREEN VACATIONS CORPORATION, a Florida corporation f/k/a Bluegreen Corporation (“Borrower”), each of the financial institutions from time to time party hereto (individually, each a “Lender”, and collectively, the “Lenders”) and PACIFIC WESTERN BANK, a California state-chartered bank, as successor-by-merger to CapitalSource Bank, as administrative, payment and collateral agent for itself, as a Lender and the other Lenders (in such capacities, “Agent”).

RECITALS

WHEREAS, Borrower, Lenders and Agent are parties to, among other Loan Documents, that certain Amended and Restated Loan and Security Agreement, dated as of July 10, 2013, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement, dated as of December 6, 2013,  as further amended by that certain Second Amendment to Amended and Restated Loan and Security Agreement, dated as of June 25, 2015, as further amended by that certain Third Amendment to Amended and Restated Loan and Security Agreement, dated as of October 24, 2016 (as amended, restated, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”); and

WHEREAS, Borrower, Lenders and Agent desire to amend the Loan Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I. Definitions

Capitalized terms used in this Amendment are defined in the Loan Agreement unless otherwise stated.

ARTICLE II.

Amendments to Loan Agreement and Side Letter

2.1 Amendment to Section 1.1 of the Loan Agreement.  Effective as of the date hereof, Section 1.1 of the Loan Agreement is hereby amended by amending the chart set forth in the definition of “Calculated Rate” in its entirety as follows:

2 Applicable Time Period	Applicable Portion of the Outstanding Unpaid Principal Balance of the Loan	Calculated Rate
From October 19, 2017 and thereafter	Equal to or less than the sum of $10,000,000 less the then outstanding principal balance of the Inventory Loan	4.50%
From October 19, 2017 and thereafter	Greater than the sum of $10,000,000 less the then outstanding principal balance of the Inventory Loan, but less than or equal to the sum of $19,000,000 less the then outstanding principal balance of the Inventory Loan	4.00%
From October 19, 2017 and thereafter	Greater than the sum of $19,000,000 less the then outstanding principal balance of the Inventory Loan	3.50%

Notwithstanding the foregoing, in the event Lenders agree to extend the Revolving Credit Period Expiration Date as set forth in the definition of “Revolving

Credit Period Expiration Date” hereunder, the “Calculated Rate” shall be equal to (i) for that portion of the outstanding unpaid principal balance of the Loan that is less than the sum of $19,000,000 less the then outstanding principal balance of the Inventory Loan, four percent (4.0%) per annum from September 20, 2018 and thereafter or (ii) for that portion of the outstanding unpaid principal balance of the Loan that is greater than the sum of $19,000,000 less the then outstanding principal balance of the Inventory Loan, three and one-half percent (3.5%) per annum from September 20, 2018 and thereafter.”

2.2 Amendment to Section 1.1 of the Loan Agreement.  Effective as of the date hereof, Section 1.1 of the Loan Agreement is hereby amended by adding the definition of “Force Majeure Receivable” in the correct alphabetical order as follows:

“‘Force Majeure Receivable’ shall mean a Receivable for which a natural disaster or act of terror has had a direct impact on the ability of the related Obligor to make payments due to disruption of employment or to place of residence,  as reasonably determined by the Servicer in accordance with the servicing standard,  and for which the Servicer has determined, in accordance with the servicing standard, to defer loan payments for a specified grace period of not more than two (2) months. A Receivable shall no longer be deemed a Force Majeure Receivable if the Obligor has made two consecutive timely payments following the implementation of the loan payment deferral described above.”

2.3 Amendment to Section 6.25 of the Loan Agreement.  Effective as of the date hereof, clause (a) of Section 6.25 of the Loan Agreement is hereby amended to (i) remove the word “and” from clause (viii) thereto, (ii) replace the period with “; and” in clause (ix) thereto and (iii) add a new clause (x) to the end thereto as follows:

“(x) no more than five percent (5%) (as determined on the basis of the aggregate Receivable Balances of such Receivables) of the Financed Pool of Eligible Receivables shall be Force Majeure Receivables.”

2.4 Amendment to Section 7.13 of the Loan Agreement. Effective as of the date hereof, Section 7.13 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“7.13Tangible Net Worth

Borrower shall not permit its Tangible Net Worth (as measured on the last day of each fiscal year end of Borrower) to be less than Two Hundred Five Million and No/100 Dollars ($205,000,000) for any fiscal year ending during the term of the Loan.”

2.5 Amendment to Section 7.14 of the Loan Agreement. Effective as of the date hereof, Section 7.14 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“7.14Maximum Leverage Ratio

Borrower shall not permit its Leverage Ratio to be more than 3.50 to 1.00 as measured on the last day of each fiscal year end of Borrower.”

2.6 Amendment to Exhibit D of the Loan Agreement. Effective as of the date hereof, Exhibit D of the Loan Agreement is hereby amended and restated in the form of Exhibit D attached to this amendment.

2.7 Amendment to Schedule 1.1 of the Loan Agreement. Effective as of the date hereof, Schedule 1.1 of the Loan Agreement is hereby amended and restated in the form of Schedule 1.1 attached to this amendment.

2.8 Amendment to Schedule 1.2 of the Loan Agreement. Effective as of the date hereof, Schedule 1.2 of the Loan Agreement is hereby amended and restated in the form of Schedule 1.2 attached to this amendment.

2.9 Amendment to Schedule 5.15 of the Loan Agreement. Effective as of the date hereof, Schedule 5.15 of the Loan Agreement is hereby amended and restated in the form of Schedule 5.15 attached to this amendment.

2.10 Amendment to Schedule 5.30 of the Loan Agreement. Effective as of the date hereof, Schedule 5.30 of the Loan Agreement is hereby amended and restated in the form of Schedule 5.30 attached to this amendment.

2.11 Amendment to Specified Receivables Side Letter.  Effective as of the date hereof, the first sentence of the second paragraph of that certain letter agreement, dated as of December 1, 2016, by and between Agent and Borrower (the “Specified Receivables Side Letter”) is hereby amended to add the phrase “(which such schedule may be updated from time to time in the sole and absolute discretion of Agent)” immediately after the word “hereto” therein.

2.12 Amendment to Specified Receivables Side Letter.  Effective as of the date hereof, clauses (c), (d) and (e) of the Specified Receivables Side Letter are hereby amended and restated in their entirety as follows:

“(c)For the period beginning October 19, 2017 and ending June 30, 2018,  Borrower shall at all such times ensure that no more than twenty-five percent (25%) of the unpaid principal balance of the Loan and the Inventory Loan, as measured in the aggregate, shall be composed of Advances secured by Specified Receivables;

(d)For the period beginning July 1, 2018 and ending September 30, 2018,  Borrower shall at all such times ensure that no more than twenty percent (20%) of the unpaid principal balance of the Loan and the Inventory Loan, as measured in the aggregate, shall be composed of Advances secured by Specified Receivables;

(e)For the period beginning October 1, 2018 and thereafter, Borrower shall at all such times ensure that no more than fifteen percent (15%) of the unpaid principal balance of the Loan and the Inventory Loan, as measured in the aggregate, shall be composed of Advances secured by Specified Receivables; and”

ARTICLE III.

Conditions Precedent

The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent:

3.1 Agent shall have received each of the following, each in form and substance satisfactory to Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto:
(a) This Amendment duly executed by Borrower;
(b) The Third Amended and Restated Secured Promissory Note in the original principal amount of $2,722,750.00, duly executed by Borrower (the “Third A&R Note”);

(c) Each of the other documents required to be delivered in connection with the Third A&R Note, together with any endorsements to existing title insurance policies required by Agent, duly executed by each of the parties thereto; and

(d) All other documents Agent may reasonably request prior to or as of the date of this Amendment with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

3.2 Representations and Warranties.  The representations and warranties contained herein, in the Loan Agreement and in the other Loan Documents, as each is amended hereby, and in the Inventory Loan Documentation, shall be true and correct as of the date hereof, as if made on the date hereof, except for such representations and warranties as are by their express terms limited to a specific date.

3.3 Defaults.  No Potential Default or Event of Default shall have occurred and be continuing, unless such Potential Default or Event of Default has been otherwise specifically waived in writing by Agent.  No Default or Event of Default (as such terms are defined in the Inventory Loan Promissory Note) shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Inventory Loan Lender.

3.4 Corporate Proceedings and other Matters.  All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent.

ARTICLE IV.

No Consent or Waiver

Nothing contained herein shall be construed as a consent or waiver by Agent or any Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment or any other contract or instrument among Borrower, Agent or any Lender, and the failure of Agent or any Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Agent or any Lender to thereafter demand strict compliance therewith.

ARTICLE V.

Ratifications, Representations and Warranties

5.1 Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  Borrower, Agent and Lenders agree that the Loan Agreement and the other Loan Documents, all as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, liquidation, dissolution, moratorium and other similar applicable laws affecting the enforceability of creditors’ rights generally applicable in the event of bankruptcy, insolvency, reorganization, liquidation, or dissolution, and to general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.  Borrower agrees that this Amendment is not intended to and shall not cause a novation with respect to any or all of the obligations under the Loan Agreement.  Borrower agrees that the Payment Guaranty (the “Guaranty”), dated as of November 19, 2012, executed by Borrower in favor of Agent (as successor-by-merger to CapitalSource Bank) is hereby ratified and confirmed and shall continue in full force and effect.  Borrower agrees that the Guaranty shall continue to be legal, valid, binding and enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, liquidation, dissolution, moratorium and other similar applicable laws affecting the enforceability of creditors’ rights generally applicable in the event of bankruptcy, insolvency, reorganization, liquidation, or dissolution, and to general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

5.2 Representations and Warranties.  Borrower hereby represents and warrants to Agent and each Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action (as applicable) on the part of Borrower and will not violate the articles (or certificate) of incorporation or bylaws of Borrower; (b) Borrower’s board of directors has authorized the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Loan Agreement and any other Loan Document, all as amended hereby, are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date, except for such representations and warranties as are by their express terms limited to a specific date; (d) no Potential Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Potential Default or Event of Default has been specifically waived in writing by Agent; (e) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, all as amended hereby; and (f) except as disclosed to Agent, Borrower has not amended its articles (or certificate) of incorporation or bylaws or similar organizational documents since the date of the Loan Agreement.

ARTICLE VI.

Miscellaneous Provisions

6.1 Survival of Representations and Warranties.  All representations and warranties of the Borrower made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents to the same extent provided in any applicable Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

6.2 Reference to Loan Agreement.  Each of the Loan Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, all as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement and the other Loan Documents, all as amended hereby.

6.3 Expenses of Agent.  As provided in Section 12.7 of the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent, any Lender or their respective Affiliates, in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of legal counsel, and all reasonable costs and expenses incurred by Agent or any Lender in connection with the enforcement or preservation of any rights under the Loan Agreement or any other Loan Documents, all as amended hereby, including, without, limitation, the reasonable costs and fees of legal counsel.  Notwithstanding anything to the contrary in this Amendment or otherwise, nothing in this Section 6.3 is intended to be inconsistent with, or interpreted in a manner inconsistent with, Section 12.7 of the Loan Agreement.

6.4 Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.5 Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Lenders, Agent and Borrower and their respective permitted successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

6.6 Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.  This Amendment may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts for purposes of this Section 6.6, and each party to this Amendment agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Amendment.

6.7 Effect of Waiver.  No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.9 Applicable Law.  THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS SET FORTH IN THE LOAN AGREEMENT.

6.10 Final Agreement.  THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, AND THE INVENTORY LOAN DOCUMENTATION REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED.  THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, AND THE INVENTORY LOAN DOCUMENTATION MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY borrower AND AGENT AND LENDERS.

6.11 Release by Borrower.    FOR AND IN CONSIDERATION OF AGENT AND LENDERS’ AGREEMENTS CONTAINED HEREIN, BORROWER (“RELEASOR”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES  AGENT  AND LENDERS WHO ARE PARTIES TO THE LOAN AGREEMENT AS OF THE DATE HEREOF (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL OR AT LAW OR IN EQUITY, IN WHOLE OR IN PART, ARISING ON OR BEFORE THE DATE OF THIS AMENDMENT THAT RELEASOR MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF

WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS OR OTHERWISE, INCLUDING WITHOUT LIMITATION ARISING  DIRECTLY OR INDIRECTLY FROM ANY OF THE LOAN DOCUMENTS, THE INVENTORY LOAN DOCUMENTATION, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER ANY OF THE LOAN DOCUMENTS OR INVENTORY LOAN DOCUMENTATION AND/OR NEGOTIATION FOR AND EXECUTION OF THIS  AMENDMENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.  RELEASOR  WAIVES THE BENEFITS OF ANY LAW, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” RELEASOR UNDERSTANDS THE FACTS IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND INFORMATION NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED.  RELEASOR ACCEPTS THIS POSSIBILITY AND ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED AND FURTHER AGREES THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

BORROWER:

BLUEGREEN VACATIONS CORPORATION,

a  Florida corporation

By: /s/ Paul Humphrey

Name:  Paul Humphrey

Title:    Senior Vice President, Finance and Capital Markets

AGENT AND LENDER:

PACIFIC WESTERN BANK,

a California state-chartered bank, as successor-by-merger to CapitalSource Bank

By:  /s/ Jason Schwartz

Name: Jason Schwartz

Title:  Senior Vice President, Portfolio Manager

EXHIBIT D

Underwriting Guidelines

Customer financing on sales of timeshare interests requires (a) that the obligor (which may include one or more persons) has made total payments (comprised of a down payment and/or principal payments) by cash, check, credit card or otherwise of at least 10% (or 20% in limited circumstances) of the actual purchase price of the timeshare property (which down payment may, (i) in the case of upgrade club loans or conversion in connection with an introductory loan be represented in whole or in part by the principal payments and down payment made on, as applicable, such related original club loan or the related introductory loan since its date of origination, (ii) in the case of an upgrade or a conversion in connection with an introductory product, be represented in whole or in part by the amount paid where the obligor has paid in full, whether at the point of sale or otherwise for the original timeshare property or introductory product, as applicable, or (iii) in the case of no equity loans, may be represented by equity from a previous purchase), (b) an executed mortgage note and mortgage or, in the case of sales in the La Cabana Resort, an owner beneficiary agreement, and (c) other closing documents between the originator and the purchaser.  Bluegreen Vacations Corporation and its affiliates, as applicable, (together the “Company”) encourages purchasers to make increased down payments by offering a lower interest rate.  Purchasers who participate in the Company’s pre-authorized checking payment plan receive a 1% discount in the interest rate, where allowed by applicable laws and regulations.

Prior to December 15, 2008, the Company’s customer financing was not subject to any significant loan underwriting criteria and no FICO® score was obtained prior to extending credit. The Company implemented a formal FICO® score-based credit underwriting program effective December 15, 2008. Following implementation, the Company no longer provided financing to customers with FICO® scores below 500 and new customers with FICO® scores between 500 and 599 were required to make a minimum cash down payment of 20%. Effective January 1, 2010, the Company increased its credit underwriting standards and no longer provided financing to new customers with FICO® scores below 575 and new customers with FICO® scores between 575 and 599 were required to make a minimum cash down payment of 20%.  Effective March 29, 2017, the Company has temporarily further increased its credit underwriting standards to no longer provide financing to new customers with FICO® scores below 600. Interest rates may vary due to transaction sizes, FICO® scores and/or other factors. The Company may, from time to time, offer certain introductory products with FICO® scores and finance terms that are intended to be held in the Company’s portfolio. Additionally, the Company may provide financing to customers with no FICO® scores who make a minimum down payment.

Schedule 1.1

Occupancy Issues Regarding Resorts as of Amendment Date

The Lake Eve Resort was affected by Hurricane Irma.  A portion of the resort experienced water intrusion (100 out of 160 units) and is expected to be open over time and completely by year end.

Schedule 1.2

Resorts

Primary Resorts

1.	BG Fountains Condominium	Orlando	Florida
2.	BG Club 36	Las Vegas	Nevada
3.	Bluegreen Odyssey Dells	Lake Delton	Wisconsin
4.	Lake Eve Resort	Orlando	Florida

Secondary Resorts

1.	Wilderness Traveler at Shenandoah	Gordonsville	Virginia
2.	BG Pirate's Lodge Condominium	Lake Delton	Wisconsin
3.	The Villas at Christmas Mountain	Wisconsin Dells	Wisconsin
4.	Christmas Mountain — Timbers	Wisconsin Dells	Wisconsin
5.	Christmas Mountain — Campground	Wisconsin Dells	Wisconsin
6.	BG Patrick Henry Square	Williamsburg	Virginia
7.	Grande Villas at World Golf Village Condominium	St. Augustine	Florida
8.	Mountain Run at Boyne	Boyne Falls	Michigan
9.	Falls Village	Branson	Missouri
10.	MountainLoft	Gatlinburg	Tennessee
11.	MountainLoft II	Gatlinburg	Tennessee
12.	Harbour Lights Resort Horizontal Property Regime	Myrtle Beach	South Carolina
13.	Shore Crest	Myrtle Beach	South Carolina
14.	Shore Crest II	Myrtle Beach	South Carolina
15.	Laurel Crest	Pigeon Forge	Tennessee

Other Approved Resorts

Club Resorts

1.	Daytona SeaBreeze	Daytona Beach Shores	Florida
2.	The Hammocks at Marathon	Marathon	Florida
3.	Orlando's Sunshine Resort I & II	Orlando	Florida
4.	Casa Del Mar Beach Resort	Ormond Beach	Florida
5.	Solara Surfside	Surfside	Florida
6.	Bluegreen Club La Pension	New Orleans	Louisiana
7.	The Suites at Hershey	Hershey	Pennsylvania
8.	The Lodge Alley Inn	Charleston	South Carolina
9.	Carolina Grande	Myrtle Beach	South Carolina
10.	SeaGlass Tower	Myrtle Beach	South Carolina
11.	Shenandoah Crossing Farm & Country Club	Gordonsville	Virginia
12.	La Cabana Beach And Racquet Club	Oranjestad	Aruba
13.	Resort at World Golf Village	St. Augustine	Florida
14.	The Innsbruck, A Condominium	Aspen	Colorado
15.	The Hotel Blake	Chicago	Illinois
16.	Club at Big Bear	Big Bear Lake	California
17.	The Atlantic Palace	Atlantic City	New Jersey
18.	King 583	Charleston	South Carolina
19.	Club Lodges at Trillium	Cashiers	North Carolina

20.	The Soundings Seaside Resort	Dennisport	Massachusetts
21.	The Breakers Resort	Dennisport	Massachusetts
22.	Bluegreen at Tradewinds	St. Pete Beach	Florida
23.	Horizons at 77th	N. Myrtle Beach	South Carolina
24.	Cibola Vista Resort & Spa	Peoria	Arizona
25.	Blue Ridge Village	Banner Elk	North Carolina

Club Associate Resorts (other than FBS Resorts)

1.	Paradise Isle Resort	Gulf Shores	Alabama
2.	Shoreline Towers Resort	Gulf Shores	Alabama
3.	Via Roma Beach Resort	Bradenton Beach	Florida
4.	Dolphin Beach Club	Daytona Beach Shores	Florida
5.	Fantasy Island Resort II	Daytona Beach Shores	Florida
6.	Mariner's Boathouse and Beach Resort	Fort Myers Beach	Florida
7.	Tropical Sands Resort	Fort Myers Beach	Florida
8.	Windward Passage Resort	Fort Myers Beach	Florida
9.	Gulfstream Manor	Gulfstream	Florida
10.	Resort Sixty-Six	Holmes Beach	Florida
11.	Outrigger Beach Club	Ormond Beach	Florida
12.	Landmark Holiday Beach Resort	Panama City Beach	Florida
13.	Ocean Towers Beach Club	Panama City Beach	Florida
14.	Panama City Resort & Club	Panama City Beach	Florida
15.	Surfrider Beach Club	Sanibel Island	Florida
16.	Petit Crest Villas at Big Canoe	Marble Hill	Georgia
17.	Pono Kai Resort	Kapaa (Kauai)	Hawaii
18.	Lake Condominiums at Big Sky	Big Sky	Montana
19.	Foxrun Townhouses	Lake Lure	North Carolina
20.	Sandcastle Village	New Bern	North Carolina
21.	Waterwood Townhouses	New Bern	North Carolina
22.	Players Club	Hilton Head Island	South Carolina
23.	Hemlock	Boyne Falls	Michigan

FBS Resorts

1.	Parkside a Vacation Ownership Resort	Williamsburg	Virginia
2.	InnSeason Resorts South Mountain Condominium	Lincoln	New Hampshire
3.	The Breakers Resort Condominium	Dennisport	Massachusetts
4.	The Soundings Seaside Resort Condominium	Dennisport	Massachusetts
5.	Cibola Vista Resort & Spa	Peoria	Arizona
6.	Studio Homes at Ellis Square	Savannah	Georgia
7.	The Hotel Blake	Chicago	Illinois

Schedule 5.15

Names, Addresses and States of Formation

Name:Bluegreen Vacations Corporation (a Florida corporation), fka Bluegreen Corporation

Address:4960 Conference Way North, Suite 100

Boca Raton, Florida 33431

Additional names used during past five (5) years:

(1)	North Carolina:Bluegreen Corporation d/b/a Bluegreen Patten Corporation

(2)	Louisiana:Bluegreen Corporation of Massachusetts

(3)	California:BXG California, Inc.

And such other names and/or addresses as may be provided to the Agent from time to time.

Schedule 5.30

Resort Documents

BG FOUNTAINS CONDOMINIUM

a.	Master Declaration of Covenants, Conditions and Restrictions, recorded July 28, 1998, in Book 5535, Page 3243 of the Public Records of Orange County, Florida.
b.

Declaration of Condominium for BG Fountains Condominium, recorded October 26, 2004, in Book 07674, Page 4336 of the Public Records of Orange County, Florida, with amendments of record in Book 07785, Page 2252; Book 08559, Page 1321; Book 08559, Page 1360; Book 08775, Page 4485; Book 09443, Page 2378; Book 9881, Page 2943.

c.	Articles of Incorporation of BG Fountains Condominium Association, Inc.
d.	Bylaws of BG Fountains Condominium Association, Inc.
e.	That certain Timeshare Management Agreement dated as of October 3, 2012, by and between BG Fountains Condominium Association, Inc. and Bluegreen Resorts Management, Inc.
f.	BG Fountains Condominium A Bluegreen Vacation Club Resort Public Offering Statement (Florida).
g.	Bluegreen Vacation Club MULTI-SITE Public Offering Statement and any and all additional documents referenced therein with respect to BG Fountains Condominium.
h.	The applicable Consumer Documents for BG Fountains Condominium.
i.	Any and all such other documents and records as may be existing in any recording office of an applicable jurisdiction relating to BG Fountains Condominium.

BG CLUB 36

a.

Master Declaration of Covenants, Conditions, Easements and Restrictions for Bluegreen Club 36, recorded July 29, 2008, Book 080729, at Document No. 0004566, in the office of the County Recorder of Clark County, Nevada.

b.	Articles of Incorporation of BG Club 36 Master Association, Inc.
c.	Bylaws of BG Club 36 Master Association, Inc.
d.

Declaration of Covenants, Conditions, Easements, Restrictions and Timeshare Ownership Instrument for BG Club 36, recorded July 29, 2008, in Book 080729 at Document No. 0004568, in the office of the County Recorder of Clark County, Nevada.

e.	Articles of Incorporation of BG Club 36 Owners Association, Inc.
f.	Bylaws of BG Club 36 Owners Association, Inc.
g.	That certain Timeshare Management Agreement, dated as of September 18, 2012, by and between BG Club 36 Owners Association, Inc., and Bluegreen Resorts Management, Inc.
h.	Nevada Public Offering Statement for Bluegreen Vacation Club.
i.	Bluegreen Vacation Club MULTI-SITE Public Offering Statement and any and all additional documents referenced therein with respect to BG Club 36.
j.	The applicable Consumer Documents for BG Club 36.
k.	Any and all such other documents and records as may be existing in any recording office of an applicable jurisdiction relating to BG Club 36.

BLUEGREEN WILDERNESS TRAVELER AT SHENANDOAH

a.

Declaration of Covenants, Conditions and Restrictions for Bluegreen Wilderness Traveler at Shenandoah Vacation Ownership Program, dated November 28, 2007, recorded at Deed Book 1117, Page 861 of the Public Records of Louisa County, Virginia, with amendments of record at Book 1126, Page 372, and Book 1216, Page 818, and Book 1526, Page 111.

b.	Articles of Incorporation of Bluegreen Wilderness Traveler at Shenandoah Owners Association, Inc.
c.	By-Laws of Bluegreen Wilderness Traveler at Shenandoah Owners Association, Inc.
d.	That certain Timeshare Management Agreement dated as of the July 14, 2014 by and between Bluegreen Wilderness Traveler at Shenandoah Owners Association Inc. and Bluegreen Resorts Management, Inc.
e.	Bluegreen Wilderness Traveler at Shenandoah Vacation Ownership Program Public Offering Statement (Virginia).
f.	Bluegreen Vacation Club MULTI-SITE Public Offering Statement and any and all additional documents referenced therein with respect to Bluegreen Wilderness Traveler at Shenandoah.
g.	The applicable Consumer Documents for Bluegreen Wilderness Traveler at Shenandoah.
h.	Any and all such other documents and records as may be existing in any recording office of an applicable jurisdiction relating to Bluegreen Wilderness Traveler at Shenandoah.

BG PIRATE'S LODGE

a.

Master Declaration by and between Treasure Island, LLC, Bluegreen Vacations Unlimited, Inc., Dells Vacation Condominium Unit Owners Association, Inc., and Club Optima Dells Owners’ Association, Inc., recorded September 28, 2006 as Document No. 918419 in the Public Records of Sauk County, Wisconsin, with an amendment recorded on May 28, 2008 as Document No. 962000.

b.

First Amendment to Declaration of Condominium of Dells Vacation Condominium and Declaration of Covenants, Conditions, Easements and Restrictions and Time-Share Instrument for Club Optima Amending, Restating, and Merging them into Declaration of Condominium for BG Pirate's Lodge Condominium recorded November 3, 2006, as Document No. 921739 in the Public Records of Sauk County, Wisconsin.

c.	Declaration of Condominium for Bluegreen Odyssey Dells, A Condominium recorded June 30, 2008, as Document No. 963977 in the Public Records of Sauk County, Wisconsin.
d.	Amended and Restated Articles of Incorporation of BG Pirate's Lodge Owners Association, Inc.
e.	Amended and Restated By-Laws of BG Pirate's Lodge Owners Association, Inc., adopted September 12, 2006.
f.	That certain Timeshare Management Agreement dated December 5, 2012, by and between BG Pirate's Lodge Owners Association, Inc. and Bluegreen Resorts Management, Inc.
g.	Time-Share Disclosure Statement BG Pirate's Lodge Condominium (Wisconsin).
h.	Bluegreen Vacation Club MULTI-SITE Public Offering Statement and any and all additional documents referenced therein with respect to BG Pirate's Lodge Condominium.

i.	The applicable Consumer Documents for BG Pirate's Lodge Condominium.
j.	Any and all such other documents and records as may be existing in any recording office of an applicable jurisdiction relating to BG Pirate's Lodge Condominium.

CHRISTMAS MOUNTAIN TIMBERS

a.

Declaration of Covenants, Conditions and Restrictions for Christmas Mountain Village recorded in the Office of the Register of Deeds of Sauk County, Wisconsin on August 26, 1991, in Book 002, Page 762, with amendment of record at Book 002, Page 791.

b.

Amended and Restated Declaration of Covenants, Conditions and Restrictions for the Timbers at Christmas Mountain recorded December 4, 2003, in the Office of the Register of Deeds of Sauk County, Wisconsin, as Document No. 827468.

c.	Articles of Association of The Timbers at Christmas Mountain Association.
d.	By-Laws of The Timbers at Christmas Mountain Association, as amended.
e.

That certain Timeshare Management Agreement dated June 1, 2014, by and between The Timbers at Christmas Mountain Association U.A., and Bluegreen Resorts Management, Inc., as amended by First Amendment dated June 1, 2015.

f.	Time-Share Disclosure Statement The Timbers at Christmas Mountain (Wisconsin).
g.	Bluegreen Vacation Club MULTI-SITE Public Offering Statement and any and all additional documents referenced therein with respect to The Timbers at Christmas Mountain.
h.	The applicable Consumer Documents for The Timbers at Christmas Mountain.
i.	Any and all such other documents and records as may be existing in any recording office of an applicable jurisdiction relating to The Timbers at Christmas Mountain.

CHRISTMAS MOUNTAIN VILLAS

a.

Declaration of Covenants, Conditions and Restrictions for Christmas Mountain Village recorded in the Office of the Register of Deeds of Sauk County, Wisconsin on August 26, 1991, in Book 002, Page 762, with amendment of record at Book 002, Page 791.

b.

Restated Declaration of Time-Share Condominium of The Villas at Christmas Mountain recorded in the Office of the Register of Deeds of Sauk County, Wisconsin, in Book 002, Page 271, with amendments of record in Book 002, Page 560; Book 002, Page 677; Book 003, Page 576; and Document 842609.

c.	Articles of The Villas at Christmas Mountain Association, as amended.
d.	By-Laws of The Villas at Christmas Mountain Association, as amended.
e.

That certain Timeshare Management Agreement dated June 1, 2014, by and between The Villas at Christmas Mountain Association, U.A., and Bluegreen Resorts Management, Inc., as amended by First Amendment dated June 1, 2015.

f.	Time-Share Disclosure Statement The Villas at Christmas Mountain (Wisconsin).
g.	Bluegreen Vacation Club MULTI-SITE Public Offering Statement and any and all additional documents referenced therein with respect to The Villas at Christmas Mountain.
h.	The applicable Consumer Documents for The Villas at Christmas Mountain.
i.	Any and all such other documents and records as may be existing in any recording office of an applicable jurisdiction relating to The Villas at Christmas Mountain.

CHRISTMAS MOUNTAIN CAMPGROUND

a.

Declaration of Covenants, Conditions and Restrictions for Christmas Mountain Village recorded in the Office of the Register of Deeds of Sauk County, Wisconsin on August 26, 1991, in Book 002, Page 762, with amendment of record at Book 002, Page 791.

b.

Declaration of Covenants, Conditions and Restrictions for Christmas Mountain Campground recorded in the Office of the Register of Deeds of Sauk County, Wisconsin, at Book 206, Page 898, with amendments of record at Book 405, Page 688; Book 461, Page 716; and Book 002, Page 519; Book 002, Page 556; Book 002, Page 797; Book 003, Page 267; Book 003, Page 568; and Document No. 842924.

c.	Articles of Association of The Christmas Mountain Campground Association.
d.	By-Laws of The Christmas Mountain Campground Association, as amended.
j.

That certain Timeshare Management Agreement dated June 1, 2014, by and between The Christmas Mountain Campground Association and Bluegreen Resorts Management, Inc., as amended by First Amendment dated June 1, 2015.

e.	Time-Share Disclosure Statement Christmas Mountain Campground (Wisconsin).
f.	Bluegreen Vacation Club MULTI-SITE Public Offering Statement and any and all additional documents referenced therein with respect to Christmas Mountain Campground.
g.	The applicable Consumer Documents for Christmas Mountain Campground.
h.	Any and all such other documents and records as may be existing in any recording office of an applicable jurisdiction relating to Christmas Mountain Campground.

PATRICK HENRY

a.

Amended and Restated Master Declaration of Covenants, Conditions and Restrictions for BG Patrick Henry Square recorded in the Clerk’s Office, Circuit Court of Williamsburg/James City County, Virginia, at Instrument Number 142739, as amended by Instrument Number 166377.

b.

Amended and Restated Declaration of Covenants, Conditions and Restrictions for BG Patrick Henry Square Vacation Ownership Program recorded in the Clerk’s Office, Circuit Court of Williamsburg/James City County, Virginia, at Instrument Number 152793, as amended by Instrument Number 171441.

c.	Articles of Incorporation of BG Patrick Henry Square Timeshare Owners Association, Inc.
d.	By-laws of BG Patrick Henry Square Timeshare Owners Association, Inc.
e.	That certain Timeshare Management Agreement dated July 14, 2014, by and between BG Patrick Henry Square Timeshare Owners Association, Inc. and Bluegreen Resorts Management, Inc.
i.	BG Patrick Henry Square Vacation Ownership Program Public Offering Statement (Virginia).
f.	Bluegreen Vacation Club MULTI-SITE Public Offering Statement and any and all additional documents referenced therein with respect to Patrick Henry Square.
g.	The applicable Consumer Documents for Patrick Henry Square.
h.	Any and all such other documents and records as may be existing in any recording office of an applicable jurisdiction relating to Patrick Henry Square.

GRANDE VILLAS AT WORLD GOLF VILLAGE CONDOMINIUM

a.	Master Declaration of Covenants, Conditions and Restrictions recorded September 3, 1998 in the Official Records of St. John’s County, Florida, in Book 1345, Page 1586.
b.

Declaration of Condominium for Grande Villas at World Golf Village Condominium a Bluegreen Vacation Club Resort recorded January 22, 2004, in the Official Records of St. John's County, Florida, in Book 2126, Page 1051, with an amendment of record in Book 2964, Page 1900.

c.	Articles of Incorporation of Grand Villas at World Golf Village Condominium Association, Inc.
d.	Bylaws of Grande Villas at World Golf Village Condominium Association, Inc.
e.	That certain Timeshare Management Agreement dated October 16, 2012, by and between Grande Villas at World Golf Village Condominium Association, Inc. and Bluegreen Resorts Management, Inc.
f.	Grande Villas at World Golf Village Condominium A Bluegreen Vacation Club Resort Public Offering Statement (Florida).
g.	Bluegreen Vacation Club MULTI-SITE Public Offering Statement and any and all additional documents referenced therein with respect to Grande Villas at World Golf Village Condominium.
h.	The applicable Consumer Documents for Grande Villas at World Golf Village Condominium.
i.	Any and all such other documents and records as may be existing in any recording office of an applicable jurisdiction relating to Grande Villas at World Golf Village Condominium.

MOUNTAIN RUN AT BOYNE

a.

Master Deed of Mountain Run at Boyne recorded August 14, 2003 in the Register of Deeds of Charlevoix County, Michigan in Liber 563, Page 576, with amendments of record in Liber 690, Page 762; Liber 690, Page 772; and Liber 714, Page 118.

b.	Restated Articles of Incorporation of Mountain Run at Boyne Owners Association, Inc.
c.	Bylaws of the Mountain Run at Boyne Owners Association, Inc.
d.	That certain Timeshare Management Agreement dated September 27, 2012, by and between Mountain Run at Boyne Owners Association, Inc. and Bluegreen Resorts Management, Inc.
e.	Bluegreen Vacation Club MULTI-SITE Public Offering Statement and any and all additional documents referenced therein with respect to Mountain Run at Boyne.
f.	The applicable Consumer Documents for Mountain Run at Boyne.
g.	Any and all such other documents and records as may be existing in any recording office of an applicable jurisdiction relating to Mountain Run at Boyne.

FALLS VILLAGE

a.	Declaration of Restrictions of The Falls recorded in Taney County, Missouri at Book 0318, Page 8772.
b.

Declaration of Condominium and By-Laws for The Falls Village Resort, a Condominium, as recorded in Taney County, Missouri, in Book 340, Page 1764, and amended in Book 344, Page 4886; Book 346, Page 7596; Book 349, Page 7131; Book 354, Page 8986; Book 362, Page 5723; Book 362, Page 5731; Book 365, Page 7217; Book 368, Page 3323; Book 370, Page 5496; Book 424, Page 5329; Book 450, Page 735;

Book 450, Page 743; Book 456, Page 2709; Book 463, Page 828; Book 485, Page 965; Book 485, Page 989; and Book 2007L, Page 16245.
c.	Articles of Incorporation of The Falls Village Resort Condominium Association, Inc.
d.	That certain Timeshare Management Agreement dated the January 1, 2013, by and between The Falls Village Resort Condominium Association, Inc., and Bluegreen Resorts Management, Inc.
e.	Original Sales Certificate for The Falls Village Resort (Missouri).
f.	Bluegreen Vacation Club MULTI-SITE Public Offering Statement and any and all additional documents referenced therein with respect to The Falls Village Resort.
g.	The applicable Consumer Documents for The Falls Village Resort.
h.	Any and all such other documents and records as may be existing in any recording office of an applicable jurisdiction relating to The Falls Village Resort.

MOUNTAINLOFT

a.

Declaration of Condominium for MountainLoft Resort recorded in the Official Records of Sevier County, Tennessee, at Book D516, Page 324, with amendments of record in Book D525, Page 356; Book D543, Page 21; Book D551, Page 256; Book D568, Page 573; Book D569, Page 561; Book D587, Page 292; Book D607, Page 526; Book D620, Page 81; Book D627, Page 161; Book D636, Page 783; Book D667, Page 242; Book 1006, Page 443; Book 1450, Page 526; and Book 3350, Page 362.

b.	Charter of The MountainLoft Resort Condominium Association, Inc.
c.	By-Laws of The MountainLoft Resort Condominium Association, Inc., as amended
d.	That certain Timeshare Management Agreement dated May 7, 2014, by and between The MountainLoft Resort Condominium Association, Inc. and Bluegreen Resorts Management, Inc.
e.	Bluegreen Vacation Club MULTI-SITE Public Offering Statement and any and all additional documents referenced therein with respect to The MountainLoft Resort Condominium.
f.	The applicable Consumer Documents for The MountainLoft Resort Condominium.
g.	Any and all such other documents and records as may be existing in any recording office of an applicable jurisdiction relating to The MountainLoft Resort Condominium.

MOUNTAINLOFT II

a.	Declaration of Condominium for MountainLoft Resort II recorded in the Official Records of Sevier County, Tennessee, at Book 2714, Page 171.
b.	Articles of Incorporation of MountainLoft Resort II Condominium Association, Inc.
c.	Bylaws of MountainLoft Resort II Condominium Association, Inc.
d.	That certain Timeshare Management Agreement dated February 1, 2013, by and between MountainLoft Resort II Condominium Association, Inc. and Bluegreen Resorts Management, Inc.
e.	Bluegreen Vacation Club MULTI-SITE Public Offering Statement and any and all additional documents referenced therein with respect to MountainLoft Resort II Condominium.
f.	The applicable Consumer Documents for MountainLoft Resort II Condominium.
g.	Any and all such other documents and records as may be existing in any recording office of an applicable jurisdiction relating to MountainLoft Resort II Condominium.

Harbour Lights Resort Horizontal Property Regime

a.

Master Deed for Harbour Lights Resort Horizontal Property Regime recorded June 29, 1998, in Book 2049, Page 437, in the office of the Registrar of Deeds in Horry County, South Carolina, with amendments of record in Book 2087, Page 875; Book 2374, Page 372; Book 2221, Page 951; Book 2681, Page 538; Book 2758, Page 699; Book 3078, Page 743; Book 3078, Page 750; Book 3162, Page 359; Book 3860, Page 2176; and Book 3870, Page 3394.

b.	Articles of Incorporation of Harbour Lights Resorts Owners Association, Inc.
c.	Bylaws of Harbour Lights Resorts Owners Association, Inc.
d.	That certain Timeshare Management Agreement dated as of September 12, 2017, between Harbour Lights Resorts Owners Association, Inc. and Bluegreen Resorts Management, Inc.
e.	Public Offering Statement for Harbour Lights, a Condominium (South Carolina).
f.	Bluegreen Vacation Club MULTI-SITE Public Offering Statement and any and all additional documents referenced therein with respect to Harbour Lights Resort Horizontal Property Regime.
g.	The applicable Consumer Documents for Harbour Lights Resort Horizontal Property Regime.
h.	Any and all such other documents and records as may be existing in any recording office of an applicable jurisdiction relating to Harbour Lights Resort Horizontal Property Regime.

SHORE CREST

a.

Master Deed for Shore Crest Vacation Villas Horizontal Property Regime, recorded April 29, 1997, in Book 1937, Page 530 of the Public Records of Horry County, South Carolina, with amendments of record in Book 2221, Page 947; Book 3860, Page 2170; and Book 3871, Page 1826.

b.	Articles of Incorporation of The Shore Crest Vacation Villas Owners Association, Inc.
c.	By-Laws of The Shore Crest Vacation Villas Owners Association, Inc., as amended.
d.	That certain Timeshare Management Agreement dated as of October 23, 2012, by and between Shore Crest Vacation Villas Owners Association, Inc., and Bluegreen Resorts Management, Inc.
e.	Bluegreen Vacation Club MULTI-SITE Public Offering Statement and any and all additional documents referenced therein with respect to Shore Crest Vacation Villas Horizontal Property Regime.
f.	The applicable Consumer Documents for Shore Crest Vacation Villas Horizontal Property Regime.
g.	Any and all such other documents and records as may be existing in any recording office of an applicable jurisdiction relating to Shore Crest Vacation Villas Horizontal Property Regime.

SHORE CREST II

a.	Master Deed for Shore Crest Vacation Villas II Horizontal Property Regime, recorded December 17, 1999, in Book 2217, Page 48 of the Public Records of Horry County, South Carolina.
b.	Articles of Incorporation of the Shore Crest Vacation Villas II Owners Association, Inc.
c.	By-Laws of the Shore Crest Vacation Villas II Owners Association, Inc.
d.	That certain Timeshare Management Agreement dated as of October 23, 2012, by and between Shore Crest Vacation Villas II Owners Association, Inc., and Bluegreen Resorts Management, Inc.
i.	Public Offering Statement for Shore Crest Vacation Villas II Horizontal Property Regime (South Carolina).
e.	Bluegreen Vacation Club MULTI-SITE Public Offering Statement and any and all additional documents referenced therein with respect to Shore Crest Vacation Villas II Horizontal Property Regime.
f.	The applicable Consumer Documents for Shore Crest Vacation Villas II Horizontal Property Regime.
g.	Any and all such other documents and records as may be existing in any recording office of an applicable jurisdiction relating to Shore Crest Vacation Villas II Horizontal Property Regime.

LAUREL CREST

a.

Declaration of Condominium for Laurel Crest Resort, recorded in the Public Records of Sevier County, Tennessee, June 23, 1995, in Book D548, Page 228, and amendments recorded in Book D554, Page 9; Book D567, Page 549; Book D590, Page 60; Book D608, Page 205; Book D637, Page 1; Book D666, Page 251; Book 1006, Page 438; Book 1763, Page 327; Book 3350, Page 325; and Book 3350, Page 331, of the Public Records of Sevier County, Tennessee.

b.	Charter of The Laurel Crest Resort Condominium Association, Inc.
c.	By-Laws of The Laurel Crest Resort Condominium Association, Inc., as amended.
d.	That certain Timeshare Management Agreement dated as of August 23, 2012, by and between The Laurel Crest Resort Condominium Association, Inc., and Bluegreen Resorts Management, Inc.
e.	Bluegreen Vacation Club MULTI-SITE Public Offering Statement and any and all additional documents referenced therein with respect to The Laurel Crest Resort Condominium.
f.	The applicable Consumer Documents for The Laurel Crest Resort Condominium.
g.	Any and all such other documents and records as may be existing in any recording office of an applicable jurisdiction relating to The Laurel Crest Resort Condominium.

LAKE EVE RESORT

a.

Master Declaration of Covenants, Conditions and Restrictions for Lake Eve Resort, recorded November 13, 2013, in Book 10663, Page 6429 of the Public Records of Orange County, Florida, with amendments of record in Book 10686, Page 3217, Book 10871, Page 4936, Book 10916, Page 5930, Document No. 20160233549, Document No. 20160342959, Document No. 20160584368, Document No. 20170253808.

b.

Amended and Restated Declaration of Condominium for Lake Eve Resort Condominium, recorded July 5, 2016,  as Document No. 20160342961 of the Public Records of Orange County, Florida, with amendments of recorded as Document No. 20160342962, Document No. 20160584370, Document No. 20170253810.

c.	Articles of Incorporation of Lake Eve Resort Condominium Owners Association, Inc.
d.	Bylaws of Lake Eve Resort Condominium Owners Association, Inc.
e.	That certain Management Agreement dated as of November 6, 2013, by and between Lake Eve Resort Condominium Owners Association, Inc. and Bluegreen Resorts Management, Inc.
f.	Lake Eve Resort Condominium A Bluegreen Vacation Club Resort Public Offering Statement (Florida).
g.	Bluegreen Vacation Club MULTI-SITE Public Offering Statement and any and all additional documents referenced therein with respect to Lake Eve Resort Condominium.
h.	The applicable Consumer Documents for BG Fountains Condominium.
i.	Any and all such other documents and records as may be existing in any recording office of an applicable jurisdiction relating to BG Fountains Condominium.